CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
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[ ] Definitive Proxy Statement
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                              PROFESSIONALLY MANAGED PORTFOLIOS
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                   (Name of Person(s) Filing Proxy Statement)

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3) Per unit price or other underlying value of transaction  computed pursuant to
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[   ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
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    2) Form, Schedule or Registration No.
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    3) Filing party:
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    4) Date filed:
                                  September 3, 1998
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



[Herbert R. Smith, Incorporated letterhead]




September 1, 1998


Shareholder Name
Shareholder Address
City, State, Zip Code__

     RE:  Avondale Total Return Fund

Dear Shareholder:

Please find enclosed Notice of Special Meeting to be Held September 30, 1998 and Proxy Statement relating thereto.

Herbert R. Smith Incorporated ("HRSI"), the investment adviser to the Avondale Total Return Fund (the "Fund") , a series of the Professionally Managed Portfolios (the "Trust") has recommended to the Board of Trustees of the Trust that Hester Capital Management, L.L.C. ("Hester Capital Management") be engaged to serve as investment adviser to the Fund. Hester Capital Management was founded in 1989 and provides investment counseling and portfolio management services to private clients and institutional investors primarily in Texas.

Hester Capital Management will continue the Fund's traditional investment objective of seeking a combination of income and capital appreciation. The goal remains maximum total return consistent with reasonable risk through investments in common stocks and fixed income securities.

You are cordially invited to attend the meeting at 9 a.m. on Wednesday, September 30th at 1105 Holliday Street, Wichita Falls (Herb Smith's office) to approve a new investment advisory agreement between the Fund and Hester Capital Management.

Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card.

Very truly yours,



Herbert R. Smith                             I. Craig Hester

Enclosures

               Professionally Managed Portfolios
                   Avondale Total Return Fund
                      1105 Holliday Street
                  Wichita Falls, Texas  76301


                   Notice of Special Meeting
                 To Be Held September 30, 1998

To the shareholders of the Avondale Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting of the Fund to be held on September 30, 1998:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Fund, will be held on September 30, 1998, at 9:00 a.m., (local time), at 1105 Holliday Street, Wichita Falls, Texas 76301. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

                    1. To approve and confirm a new investment advisory agreement between the Fund and Hester Capital Management, L.L.C. ("Hester Capital Management") pursuant to which Hester Capital Management will act as investment adviser to the Fund on the same basic terms as the current investment advisory agreement between the Fund and Herbert R. Smith Incorporated ("HRSI").

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on September 1, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.

                         By Order of the Board of Trustees

                         Robin Berger, Secretary

Wichita Falls, Texas
September 1, 1998

               Professionally Managed Portfolios
                   Avondale Total Return Fund
                      1105 Holliday Street
                   Wichita Falls, Texas 76301


                        PROXY STATEMENT

To the shareholders of the Avondale Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of Shareholders of the Fund to be held on September 30,1998:

     This Proxy Statement is being sent to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 30, 1998 at 9:00 a.m., (local time), at the offices of the Fund, 1105 Holiday Street, Wichita Falls Texas, 76301. The approximate mailing date of this Proxy Statement is September 15, 1998. At the Meeting, the shareholders of the Fund will be asked:

               1. To approve and confirm a new investment advisory agreement between the Fund and Hester Capital Management, L.L.C. ("Hester Capital Management") pursuant to which Hester Capital Management will act as investment adviser to the Fund on the same basic terms as the current investment advisory agreement between the Fund and Herbert R. Smith Incorporated ("HRSI").

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Any voting instructions given to the Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment.

     Shareholders of the Fund at the close of business on September 1, 1998 will be entitled to be present and vote at the Meeting. As of that date, there were 288,286 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $9,121,796.57.

     To the knowledge of the Trust's management, before the close of business on September 1, 1998 the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

     To the knowledge of the Trust's management, before the close of business on September 1, 1998, persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Name and Address;                  Shares Held and Percent of Fund

Westwood Trust TTEE                           19,485
Humphrey Printing Company                      6.76%
Profit Sharing Trust
200 Crescent Court, Suite 1300
Dallas, TX  75201

E. Paul Helen Buck Waggoner Foundation        17,787
Waggoner National Bank   Trust Dept.           6.17%
P.O. Box 2271
Vernon, TX  76385-2271


Herbert R. Smith, Inc. Employee Benefit Plan  15,637
1105 Holliday Street                           5.42%
Wichita Falls, TX  76301-4421


     As noted above, the Fund's investment adviser was Herbert R. Smith, Incorporated, 1105 Holliday Street, Wichita Falls, Texas 76301. The Fund's distributor is First Fund Distributors, Inc., 4455 E. Camelback, Suite 261E, Phoenix, Arizona 85018. The Fund's Transfer and Dividend Distributing Agent is American Data Services, P.O. Box 5536, Hauppauge, New York 11788-0132.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

                        PROPOSAL NO. 1:

             APPROVAL OR DISAPPROVAL OF INVESTMENT
                   ADVISORY AGREEMENT BETWEEN
                    THE FUND AND THE ADVISER


Background

     General. Herbert R. Smith, Incorporated ("HRSI"), the Fund's investment adviser, has resigned as investment adviser to the Fund effective August 31, 1998. This Meeting has been called for the purpose of considering a new investment advisory agreement for the Fund as a result of HRSI's recommendation to the Trustees that the Fund engage Hester Capital Management to serve as investment adviser to the Fund. Herbert R. Smith, the Fund's portfolio manager, has entered into an agreement with Hester Capital Management whereby Mr. Smith will consult with Hester Capital Management with respect to its management of the Fund. At meetings on July 23 and August 18, 1998, the Board of Trustees of the Fund met with Hester Capital Management's chief executive officer, I. Craig Hester, and the proposed new portfolio co-manager for the Fund, John Gunthorp. After reviewing Hester Capital Management's credentials and discussing how Hester Capital Management would manage the Fund, the Trustees approved Hester Capital Management as investment adviser to the Fund commencing September 1, 1998. The new Advisory Agreement with Hester Capital Management (the "New Advisory Agreement") contains the same terms and fees, differing only in the effective and termination dates and minor updating changes. The Fund's Board of Trustees has approved the submission of the New Advisory Agreement to shareholders and has recommended that shareholders approve it.

Information Regarding HRSI and Hester Capital Management

     HRSI, is a Texas corporation with offices at 1105 Holliday Street, Wichita Falls, Texas 76301. HRSI is registered under the Investment Advisers Act of 1940 (the "Advisers Act").

     Herbert R. Smith will be retained by Hester Capital Management as a consultant to the Fund. In this capacity Mr. Smith will work to provide for a smooth transition of the management of the Fund to Hester Capital Management.

     Hester Capital Management, L.L.C, a Texas limited liability company, is a registered investment adviser under the Advisers Act and is located at 100 Congress Avenue, Austin, TX 78701, and provides investment advisory services to individuals and institutions with assets of approximately $450 million. Hester Capital Management is a majority-owned subsidiary of Morgan Asset Management, Inc., which is owned by Morgan Keegan & Co., a New York Stock Exchange listed, brokerage and investment firm headquartered in Memphis, Tennessee. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, will be responsible for the management of the Fund's portfolio. Mr. Hester and Mr. Gunthorp have been associated with Hester Capital Management as principal investment officers since 1989 (inception) and 1990, respectively.

     The directors of Hester Capital Management include: I. Craig Hester,  James
R. Huffines, S. Mark Powell, Glenn Biggs, Jack A. Griggs, Robert P. Colombo, Allen Morgan, Jr., William F. Hughes, Jr. and Dr. Peter T. Flawn. With the exception of Mr. Griggs and Dr. Flawn, each director has a membership interest in Hester Capital Management.

     Hester Capital Management currently manages fixed income, balanced and equity portfolios. As an equity adviser, Hester Capital Management typically follows a growth and income, coupled with a "growth at reasonable value," strategy. Hester Capital Management emphasizes fundamental analysis (shareholders note: HRSI relied on a more technical approach).

     Under Hester Capital Management, the Fund will pursue its traditional investment objective of seeking the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk through investments in common stocks and fixed income securities. Hester Capital Management does not anticipate materially increasing or decreasing the Fund's current equity allocations, but has indicated that it wants the flexibility to invest up to 100% of the Fund's assets in equity or fixed income as circumstances warrant. The Board of Trustees has approved giving Hester Capital Management this additional flexibility. In selecting equity investments for the Fund, Hester Capital Management uses fundamental analysis and focuses on stocks of companies that have a market capitalization equal to or in excess of $500 million (commonly known as large mid-cap stocks) and stocks of companies that have a market capitalization in excess of $1 billion (commonly known as large cap stocks). Hester Capital Management anticipates that, on average, the Fund's equity portfolio might contain 45 to 50 names (under HRSI, the Fund typically held about 30 names). The Fund will retain many of its current equity positions, and the annual portfolio turnover in the equity portion of the Fund is not expected to exceed 30%. On the fixed income side, Hester Capital Management would continue to use U.S. Treasury obligations, but would also mix in high grade corporate and asset backed securities, as well as government agency securities. Typically, the average maturity for the fixed income portion of the Fund's portfolio would be between two and ten years. This does not preclude, however, the Fund from purchasing fixed income securities with longer maturity periods (e.g. thirty-year government bonds).

Name of Fund

     The Board of Trustees has approved a change in the Fund's name to "Avondale Hester Total Return Fund," contingent upon shareholder approval of a new investment advisory agreement with Hester Capital Management.

HRSI Advisory Agreement

     Under the HRSI Advisory Agreement, HRSI was entitled to receive a management fee computed at the rate of 0.70% per annum of the first $200 million of the average daily net assets of the Fund, 0.60% per annum on the next $300 million of the average daily net assets of the Fund, and 0.50% per annum on the average daily net assets of the Fund in excess of $500 million. The Fund was responsible for its own operating expenses. HRSI had agreed to limit the Fund's operating expenses to assure that the Fund's ratio of operating expenses to average net assets does not exceed 2.50%. HRSI had also reimbursed additional amounts to the Fund from time to time in order to reduce the Fund's expenses. During the fiscal year ended March 31, 1998, HRSI earned advisory fees of $75,323 from the Fund under the HRSI Advisory Agreement.


New Advisory Agreement

     Except for different effective and termination dates and minor updating changes, the terms of the New Advisory Agreement are identical in all respects to the terms of the HRSI Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Advisory Agreement, Hester Capital Management will provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and ByLaws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees of the Trust; and the fundamental policies of the Fund, as reflected in the Fund's Registration Statement under the Investment Company Act (including the prospectus and, by reference, the Statement of Additional Information) as such Registration Statement is amended from time to time, or as amended by the shareholders of the Fund.

     As compensation for its services to the Fund under the New Advisory Agreement, Hester Capital Management will be entitled to receive from the Fund fees calculated at the same rate as those charged under the HRSI Advisory Agreement described above. However, Hester Capital Management will not begin earning advisory fees until the appointment is confirmed by shareholders of the Fund.

     The New Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees, or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party. The Board of Trustees of the Trust approved the New Advisory Agreement at the regular Board meeting on August 18, 1998, and will regularly review the Agreement thereafter at the Board's regular summer meeting beginning in the year 2000 or at such earlier time as circumstances shall warrant. Like the HRSI Advisory Agreement, the New Advisory Agreement provides that it may be terminated with respect to the Fund at any time, without penalty, by either party upon 60-days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Fund.

     Hester Capital Management will provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Advisory
Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services fees, shareholder servicing fees, transfer agency fees, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as other normal mutual fund operating expenses. Expenses of the Fund, as defined in both the New Advisory Agreement and the HRSI Advisory Agreement, exclude (i) interest, (ii) taxes,
(iii) brokerage commissions, (iv) extraordinary expenses, and (v) any sales charges and distribution fees.

New Expense Cap

     Although Hester Capital Management is not required to subsidize the Fund in any respect, the New Advisory Agreement, like the HRSI Advisory Agreement, permits Hester Capital Management to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed voluntary expense limits. Hester Capital Management has advised the Board of Trustees that it will reimburse the Fund to the extent necessary to ensure that the Fund's current annual operating expenses for the next two fiscal years do not exceed the amount (expressed as a percentage of net assets) of the Fund's 1997 operating expenses, which is 1.83%.

Liability and Indemnification of Adviser

     The New Advisory Agreement is identical to the HRSI Advisory Agreement with respect to the standard of care required on the Fund's adviser, the scope of the adviser's liability and the adviser's indemnification, as described below. Specifically, the New Advisory Agreement provides that Hester Capital Management shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Advisory Agreement, however, provides that nothing contained in the New Advisory Agreement shall be construed to protect Hester Capital Management against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Advisory Agreement. Additionally, the New Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Funds' shareholders may have under any federal securities laws. The New Advisory Agreement also provides that Hester Capital Management shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Investment Company Act or the Securities Act of 1933 except for information supplied by Hester Capital Management for inclusion in the Fund's Registration Statement. The New Advisory Agreement provides that the Fund may indemnify Hester Capital Management to the full extent permitted by the Trust's Declaration of Trust.

Legal Requirements Under the Investment Company Act

     HRSI served as the adviser for the Fund under an investment advisory agreement (the "HRSI Advisory Agreement") dated June 1, 1991. The HRSI Advisory Agreement provided for its automatic termination in the event of a legal assignment. Mr. Smith's resignation as the Fund's investment adviser and the Trustees' approval of Hester Capital Management as the Fund's new investment adviser have, in effect, terminated the HRSI Advisory Agreement as of August 31, 1998. The Trustees have appointed Hester Capital Management to assume active management of the Fund effective September 1, 1998 (see "Trustees Considerations" below). Hester Capital Management's appointment as the Fund's investment adviser will not become fully effective however and Hester Capital
Management will not begin earning advisory fees, until the appointment is confirmed by shareholders.

     Section 15(f) of the Investment Company Act provides that, when a new investment adviser is appointed to a fund, the previous investment advisers and any of their affiliated persons may receive some amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the mutual fund as a result of the change. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the mutual fund (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the mutual fund (other than fees for bona fide principal underwriting services). HRSI and Hester Capital Management have agreed to use their best efforts to ensure that none of the transactions contemplated by the proposed agreement will cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Fund.

     The second condition is that, during the three-year period immediately following the changes, at least 75% of the mutual fund's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The composition of the Fund's Board of Trustees is presently in compliance with the 75% requirement.

     Hester Capital Management began active management of the Fund on September 1, 1998. If, for some unforeseen reason, the shareholders do not confirm the Trustees' appointment of Hester Capital Management, the Trustees will promptly seek to enter into an alternative advisory arrangement for the Fund.

Trustees' Consideration

     The New Advisory Agreement was approved by the Board of Trustees on behalf of the Fund, including a majority of the non-interested Trustees, at the regularly scheduled Board meeting on August 18, 1998. This meeting was preceded by a special telephone meeting held on July 23, 1998.

     In approving the transition, the Board of Trustees was presented with information demonstrating that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Fund and the shareholders of the Fund, and that Hester Capital Management is fully qualified to take over the advisory function. Hester Capital Management advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Proposed Transaction. In considering the New Advisory Agreement, the Trustees had before them information that allowed them to evaluate the experience of Hester Capital Management's key personnel in portfolio management, the quality of services Hester Capital Management is expected to provide to the Fund, and the compensation proposed to be paid to Hester Capital Management. The Trustees gave consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) that the fee and expense ratio of the Fund is reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the performance of Hester Capital Management in managed accounts similar to the Fund; (3) the research-intensive nature and quality of the services expected to be rendered to the Fund by Hester Capital Management; (4) that the compensation payable to Hester Capital Management will be at the same rate as the compensation now payable by the Fund under the HRSI Advisory Agreement; (5) that the terms of the New Advisory Agreement will be unchanged from the HRSI Advisory Agreement except for different effective and termination dates and minor updating changes; (6) that Hester Capital Management has a favorable history and reputation, and that its key personnel have excellent qualifications and background; (7) that Hester Capital Management and/or HRSI has committed to pay or reimburse the Fund for the expenses incurred in connection with the Proposed Assignment; and (8) other factors deemed relevant.

Voting Requirements

     In addition to the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Advisory Agreement to become fully effective. (Pending shareholder approval, Hester Capital Management is serving as the Fund's investment adviser for no fee.) A "majority" of the outstanding shares for purposes of confirming Hester Capital Management as the Fund's investment adviser under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions and nominee non-votes will be counted as "present" for purposes of calculating whether a quorum exists and whether the proposal has a majority vote or whether more than 50% of the shares are represented, but will be excluded when calculating the number of shares voting in favor of the proposal (i.e., when calculating whether 67% of the shares have voted in favor of the proposal). "Nominee non-votes" are proxies from custodians, brokers or nominees indicating that such nominees have not received instructions from the beneficial owner or other person entitled to vote shares and the nominee does not have discretionary power to vote in place of the beneficial owner.

THE BOARD OF TRUSTEES OF THE TRUST HAS APPROVED THE SUBMISSION OF THE NEW ADVISORY AGREEMENT TO SHAREHOLDERS FOR APPROVAL

Additional Information on the Trust and the Adviser

     The following is a listing of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:

Name                     Position with Trust      Position with Adviser

Steven J. Paggioli       President and Trustee         n/a

Dorothy A. Berry         Trustee                       n/a

Wallace L. Cook          Trustee                       n/a

Carl A. Froebel          Trustee                       n/a

Rowley W.P. Redington    Trustee                       n/a

Eric M. Banhazl          Treasurer                     n/a

Robin Berger             Secretary                     n/a

Robert H. Wadsworth      Vice President                n/a

     No Trustee of the Trust has had any direct or indirect interest in any transaction with Hester Capital Management, or any parent or subsidiary of Hester Capital Management. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

                      GENERAL INFORMATION

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. Hester Capital Management may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by Hester Capital Management or HRSI and not by the Fund or the Trust.

Other Matters to Come Before the Meeting

     Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

     The Meeting is a Special Meeting of Shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

Reports to Shareholders

     The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to Professionally Managed Portfolios, Avondale Total Return Fund, 1105 Holliday, Wichita Falls, Texas 76301 (817) 761-3777.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                              Robin Berger, Secretary

Wichita Falls, Texas
September 1, 1998

Exhibit A  Form of New Investment Management Agreement.

                       Form of Agreement


               PROFESSIONALLY MANAGED PORTFOLIOS
                 INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this day of , 1998 by and between PROFESSIONALLY MANAGED PORTFOLIOS (the "Trust"), a Massachusetts business trust and Hester Capital Management, L.L.C., a Texas limited liability corporation (the "Advisor").

                             WITNESSETH:

     WHEREAS, a series of the Trust having separate assets and liabilities has been created entitled the [ ] Fund (the "Fund"); and

     WHEREAS, it is therefore desirable to have an investment advisory agreement (i.e., this Agreement) relating to the Fund, which agreement will apply only to this Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

l.   In General

     The Advisor agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Advisor with respect to Investment of Assets of the Fund.

              (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Advisor shall:

               (i) Decide what securities shall be purchased or sold by the Trust with respect to the Fund and when; and

                    (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Trust with respect to the Fund.

              (b) Any investment purchases or sales made by the Advisor shall at all times conform to, and be in accordance with, any requirements imposed by: (l) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's registration statement under the 1940 Act (including by reference the Statement of Additional Information) as such registration statement is amended from time to time, or as amended by the shareholders of the Fund.

              (c) The Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

              (d) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

              (e) It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. The Trust may indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

     The Fund may use the name Avondale Hester Total Return Fund or any name derived from or using the name Avondale Hester Total Return Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.


3.   Broker-Dealer Relationships

     The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.



4.   Allocation of Expenses

     The  Advisor  agrees  that it will  furnish  the  Trust,  at the  Advisor's expense, with office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of any Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. All operating costs and expenses relating to the Fund not expressly assumed by the Advisor under this Agreement shall be paid by the Trust from the assets of the Fund, including, but not limited to (I) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Advisor or the Manager; (v) legal and audit expenses;
(vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Fund's shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto;

5.   Compensation of the Advisor

              (a) The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor hereunder, an annual management fee, payable monthly and computed on the value of the net assets of the Fund as of the close of business each business day at the annual rate of __% of such net assets.

              (b) In the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and any distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions where the Fund is registered or qualified for sale, the Advisor will reduce its fees by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it under this agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any fee withheld from the Advisor under this paragraph shall be reimbursed by the Fund to the Advisor to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Advisor has agreed.


6.   Duration and Termination

     (a) This Agreement shall go into effect on the effective date of the Post-Effective Amendment of the Registration Statement of the Trust covering the shares of the Fund and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from that date, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     (b) This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days' written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.   Agreement Binding Only on Fund Property

          The Advisor understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Advisor represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust. This agreement has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees shall not be personally liable hereon.


IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.


PROFESSIONALLY MANAGED PORTFOLIOS


                              ---------------------------------------
                              By:
                              Title:

ATTEST:







HESTER CAPITAL MANAGEMENT, LLC


                              ----------------------------------------
                              By:
                              Title:



ATTEST:

                             PROXY

                   Avondale Total Return Fund

                SPECIAL MEETING OF SHAREHOLDERS

                       September 30, 1998

                     SOLICITED ON BEHALF OF
                    THE BOARD OF TRUSTEES OF
               PROFESSIONALLY MANAGED PORTFOLIOS


     The undersigned hereby appoints _________________ and _____________, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Avondale Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on September 30, 1998 at the offices of Herbert R. Smith, Incorporated, 1105 Holliday Street, Wichita Falls, Texas 76301, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 1, 1998. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON SEPTEMBER 1, 1998. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the new Investment Management Agreement between the Adviser and the Fund:

          FOR [  ]            AGAINST [  ]        ABSTAIN [  ]



Dated:
                              -----------------------------------
                              Signature


                              -----------------------------------
                              Title (if applicable)


                              -----------------------------------
                              Signature (if held jointly)



                              -----------------------------------
                              Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.